Valued Advisers Trust

Kovitz Core Equity ETF

EQTY

(the “Fund”)

Supplement dated May 5, 2023 to the

Prospectus and Statement of Additional Information of the Fund,

dated February 28, 2023, as amended

Clayton, Dubilier & Rice Acquisition of Focus Financial Partners Inc.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of Kovitz Investment Partners Group, LLC (“Adviser”), the investment adviser to the Fund, agreed to be acquired by Clayton, Dubilier & Rice (“CD&R”). In connection with the transaction, Stone Point Capital, Focus’ largest current shareholder, will increase its ownership and own in excess of twenty-five percent of Focus post-closing. The purchase of Focus by CD&R is anticipated to close in the third quarter of 2023 (the “Transaction”). Following the Transaction, Focus will be privately owned, and its shares will not be publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser.

Change of Control

The closing of the Transaction is anticipated to result in a change of control of the investment adviser to the Fund (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the investment adviser and the Fund (the “Advisory Agreement”) contains a provision that the Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause an assignment of the Advisory Agreement and result in the automatic termination of the Advisory Agreement.

Investment Advisory Agreements

There will be a special meeting of shareholders, at which the Fund’s shareholders will be asked to consider the approval of a new investment advisory agreement between the investment adviser and the Fund (the “New Advisory Agreement”). The New Advisory Agreement will have identical advisory fees for the Fund and substantially similar terms and conditions to the current Advisory Agreement. Under the New Advisory Agreement, there will not be any changes to the Fund’s portfolio management teams, investment objective, policies, or principal investment strategies.

If the Fund’s shareholders do not ultimately approve the New Advisory Agreement, the Adviser may no longer be able to serve as the investment adviser for the Fund, and the Board of Trustees of the Fund will consider what actions may be appropriate for the Fund.

More detailed information about the Change of Control and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.